WARRANT LIABILITY	3 Months Ended
Feb. 28, 2026
WARRANT LIABILITY
WARRANT LIABILITY

11.WARRANT LIABILITY

On February 24, 2026, in connection with the PIPE financing (Note 12), the Company issued warrants to an accredited investor to purchase an aggregate of 2,500,000 shares of common stock of the Company at an exercise price of $12.00 per share, in addition to 29,700 shares of Series A Cumulative Convertible Preferred Stock. The fair value of warrants upon issuance was $4,174,276.

These warrants are accounted for as derivative liabilities as they contain a put option that may be exercised in the event of a fundamental transaction of the Company, pursuant to ASC 480-10, Distinguishing Liabilities from Equity. As such, the warrants are recognized initially at fair value and subsequently remeasured at fair value through earnings.

The following is a continuity of the Company’s derivative warrant liabilities:

Balance as at November 30, 2025	$—
Issuance	4,174,276
Change in fair value of warrant liabilities	—
Balance as at February 28, 2026	$4,174,276

The fair value of the warrant liability arising from 2,500,000 warrants issued with the PIPE financing was calculated using the Monte Carlo model. The key inputs used in the Monte Carlo model were as follows:

Share price	$6.99
Exercise price reset date	September 22, 2026
Floor price	$7.50
Discount for lack of marketability	64.1%
Expected share price volatility	100%
Risk free interest rate	3.55%
Expected life of warrant	5 years